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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

The table below lists DDi Corp's consolidated subsidiaries. The ownership of these entities is as follows:

                                         Jurisdiction of
Name                                     Organization           Ownership
--------------------------------------   ---------------        ---------------------------------------------------------

DDi Europe Limited                       United Kingdom         100% directly owned by DDi Corp.

DDi Sales  Limited                       United Kingdom         100% directly owned by DDi Europe Limited

DDi Intermediate Holdings Corp.          California             100% directly owned by DDi Corp.

DDi Capital Corp.                        California             100% directly owned by DDi Intermediate Holdings Corp.

Dynamic Details, Incorporated            California             100% directly owned by DDi Capital Corp.

DDi Sales Corp.                          Delaware               100% directly owned by Dynamic Details, Incorporated

Dynamic Details Design, L.L.C.           Delaware               100% directly owned by DDi Sales Corp.

Dynamic Details Incorporated, Virginia   Delaware               100% directly owned by Dynamic Details, Incorporated

Dynamic Details Incorporated, Silicon    Delaware               100% directly owned by Dynamic Details, Incorporated
 Valley

Details Global Sales, Inc.               Virgin Islands         100% directly owned by Dynamic Details, Incorporated

Dynamic Details Incorporated,            Colorado               100% directly owned by Dynamic Details, Incorporated
 Colorado Springs

Dynamic Details Texas Holdings Corp.     Delaware               100% directly owned by Dynamic Details, Incorporated

DDi-Texas Intermediate Holdings,         Delaware               100% directly owned by Dynamic Details Texas Holding
 L.L.C.                                                         Corp.

DDi-Texas Intermediate Partners,         Delaware               100% directly owned by Dynamic Details Texas Holding
 L.L.C.                                                         Corp.

Dynamic Details Texas, L.P.              Delaware               100% indirectly owned by Dynamic Details Texas Holding
                                                                Corp.

Dynamic Details Incorporated, Texas      Delaware               100% directly owned by Dynamic Details Incorporated,
                                                                Silicon Valley

DDi-Texas Intermediate Holdings II,      Delaware               100% directly owned by Dynamic Details Incorporated,
 L.L.C.                                                         Texas

DDi-Texas Intermediate Partners II,      Delaware               100% directly owned by Dynamic Details Incorporated,
 L.L.C.                                                         Texas

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
Dynamic Details, L.P.                    Delaware               100% indirectly owned by Dynamic Details Incorporated,
                                                                Texas

DDi Group Limited                        United Kingdom         100% directly owned by DDi Europe Limited

BWMP (Holdings) Limited                  United Kingdom         100% indirectly owned by DDi Europe Limited

Zlin Electronics Limited                 United Kingdom         100% directly owned by DDi Group Limited

Classical Circuits Limited               United Kingdom         100% directly owned by DDi Group Limited

Zlin International Limited               United Kingdom         100% directly owned by DDi Group Limited.

Symonds Precision Limited                United Kingdom         100% directly owned by DDi Group Limited.

Calne Electronics Limited                United Kingdom         100% directly owned by DDi Group Limited

Integrated Designs & Systems Limited     United Kingdom         100% directly owned by Calne Electronics Limited

Preton Electronics Limited               United Kingdom         100% directly owned by Calne Electronics Limited

Thomas Walker Limited                    United Kingdom         100% directly owned by BWMP (Holdings), Limited

Redlab Limited                           United Kingdom         100% directly owned by DDi Europe Limited

Krizanthem Limited                       United Kingdom         100% directly owned by DDi Europe Limited